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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Registration Statement on Amendment No. 4 to Form S-1 of our report dated August 25, 2006, relating to the consolidated financial statements of Physicians Formula Holdings, Inc. appearing in the Prospectus, which is part of this Registration Statement.

        We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
October 26, 2006

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  Exhibit 23.1